SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[  X ]Preliminary Proxy Statement
[    ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[      ]Definitive Proxy Statement
[      ]Definitive Additional Materials
[      ]Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                           FEDERATED INSURANCE SERIES
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
  ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
  ____________________________________________________________

      3)    Filing Party:
  ____________________________________________________________

      4)    Date Filed:
            ____________________________________________________________


 FEDERATED INSURANCE SERIES
 Federated Prime Money Fund II

PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP US AVOID ADDITIONAL EXPENSE.

Federated Prime Money Fund II (the "Fund"), a portfolio of Federated Insurance Series, will hold a special meeting of shareholders June 2, 2008. IT IS IMPORTANT FOR YOU TO VOTE ON THE ISSUE DESCRIBED IN THIS PROXY STATEMENT. We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Proxy Statement. You have a right to vote on these changes.

WHAT IS THE ISSUE?
A proposed change to the concentration limitation of the Fund.

WHY IS THE REORGANIZATION BEING PROPOSED?
The Board of Trustees believes that the change to the concentration limitation is in the best interest of the Fund and its shareholders.

Shareholders are being asked to approve a revision to the Fund's concentration limitation, such that the Fund would concentrate in the financial services industry. The financial services industry would include the groups of industries within the financial services sector; and the financial services sector would include banks, broker-dealers, and finance companies.

HOW WILL THE REVISION TO THE FUND'S CONCENTRATION LIMITATION AFFECT MY
INVESTMENT?
The Fund's Adviser anticipates that the proposed revision to the Fund's concentration limitation would result in increased yields because the Fund would be able to make an increased investment in obligations of non-domestic banks, and in commercial paper of bank holding companies. Such securities have become increasingly important, as issuance of asset-backed securities has declined.

The Fund's current concentration limitation is as follows:

The Fund will not make investments that will result in the concentration of its investment in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in securities issued by companies operating in the finance industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

It is proposed that the Fund's concentration limitation be revised to specifically permit the Fund to concentrate in the financial services industry. Upon approval by the Funds' shareholders, the fundamental investment policy for the Fund with regard to concentration would be as follows:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of it total assets in the financial services industry.


HOW DO I VOTE MY SHARES?
You may vote in person at the meeting, or complete and return the enclosed proxy card.

If you:

      1. Do not respond at all, we may contact you by telephone to request that you cast your vote.
      2. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

You may also vote by telephone or on the internet; please refer to your ballot for the appropriate toll-free telephone number and internet address.

WHAT SHOULD I DO IN CONNECTION WITH THE CHANGE TO THE FUND'S CONCENTRATION LIMITATION?
You need not and should not do anything for the change to the Fund's concentration limitation except vote your shares today. If approved, the Fund's revised concentration limitation will take place automatically.

WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials
                      carefully and vote FOR the proposal.




     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                 SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2008



[logo omitted]

                          FEDERATED PRIME MONEY FUND II



Registration Here
(for formatting: top of this box should be at lateral marker 2)

                                        The  control  number  below will allow
                                        you to access proxy information for all
                                        investments connected with this Meeting.



                                              YOUR PROXY CONTROL NUMBER



                                                     23456789XXX





                                                                  April 16, 2008
  Dear Valued Shareholder,

  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described below. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials available to you include a proxy statement, a proxy card and a summary of shareholder meeting information. The PROXY STATEMENT is available at WWW.PROXYONLINE.COM.

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 26th to facilitate timely delivery.

  The Special Meeting of Shareholders on June 2, 2008 at 2:00 p.m. Eastern Time will be held at 5800 Corporate Drive, Pittsburgh, PA 15237. That Meeting will be held for the following purposes:

     1. To   amend   the   Fund's   fundamental   investment   policy  regarding
        concentration of its investment;

  You may attend the Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

  Thank you in advance for your participation.

  Sincerely,
Please address any correspondence regarding this matter to:
FEDERATED PRIME FUNDS, P.O. BOX 238, LYNDHURST, NJ07021-9902





  John W. McGonigle
  Secretary

  All proxy materials including the proxy statement can be obtained using one of the methods listed below.


INTERNET

Log-on to the secure voting site WWW.PROXYONLINE.COM using the control number listed above. There you may review the proxy material, request a hard copy of the material and/or enter your voting instructions. There you may also indicate your instructions to receive all future proxy material from this issuer via mail or e-mail.

@ E-MAIL

To request a copy of the proxy material send an e-mail with your CONTROL NUMBER in the subject line to:
MAILPROXY@PROXYONLINE.COM
(to receive hard copies via the mail) OR EMAILPROXY@PROXYONLINE.COM
(to receive electronic copies via e-mail).
To elect either method above for all future proxy material from this issuer please type "PERMANENT REQUEST" in the body of the email.

PHONE

Call toll-free 1-866-751-6310 and reference the control number listed above to request a copy of the proxy materials. Proxy representatives will be ready to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.




  SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

  If you have any questions about obtaining proxy materials, please contact us
  at the number above.       Federated Notice ALPHA  - 3-13





                           FEDERATED INSURANCE SERIES

                         FEDERATED PRIME MONEY FUND II

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 2, 2008


A Special Meeting of the shareholders of Federated Prime Money Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on June 2, 2008, at 2:00 p.m. (Eastern time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters:



                 1. To  amend  the Fund's fundamental investment limitation regarding concentration of its investments; and

                 2. To transact  such  other  business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed April 7, 2008 as the record date for determination of shareholders entitled to vote at the meeting.

                                                 By Order of the Board of
                                                 Trustees,



                                                 John W. McGonigle
                                                 Secretary


April 15, 2008


            PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
                          TO AVOID ADDITIONAL EXPENSE.

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO
  ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
   THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE
     ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               TABLE OF CONTENTS


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING................

APPROVAL OF REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING
CONCENTRATION.......................................................


INFORMATION ABOUT THE TRUST.........................................

     PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING..............

     SHARE OWNERSHIP OF THE FUND....................................

      LEGAL PROCEEDINGS.............................................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY........

                                PROXY STATEMENT

                           FEDERATED INSURANCE SERIES

                         FEDERATED PRIME MONEY FUND II

                           Federated Investors Funds
                              5800 Corporate Drive
                           Pittsburgh, PA 15237-7000
                                1 (800) 341-7400


ABOUT THE PROXY SOLICITATION AND THE MEETING

      The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on June 2, 2008. The meeting will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund's investment adviser, Federated Investment Management Company ("Adviser"). In addition to the solicitation through the mail, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, through a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      At its meeting on February 13, 2008, the Board approved a change to the Fund's investment limitation with regard to concentration. The change is subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about April 16, 2008, to shareholders of record at the close of business on April 7, 2008 (the "Record Date"). On the Record Date, the Fund had outstanding ______ shares of beneficial interest, each share being entitled to one vote and fractional shares having proportionate voting rights.

      Shares of the Fund are used solely as an investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public. Shares are not sold on a national securities exchange.

      The shares of the Fund have been issued only in connection with the sale of the following variable insurance contracts:

CONTRACT NAMES                                                                                                         ISSUED BY:
Nationwide Variable Account-11                                                                                         Nationwide
Glenbrook Life and Annuity Company, Glenbrook Life Multi-Manager Variable Annuity Account                              Allstate Life
                                                                                                                       Insurance
                                                                                                                       Company
Separate Account VA QNY, Separate  Account  VA-5NLNY, TFLIC Separate Account VNY, Flexible Premium Variable Annuity-E, Transamerica
Distinct Assets Variable Annuity, Advisor's Edge NY Variable Annuity                                                   Financial
                                                                                                                       Life
                                                                                                                       Insurance
                                                                                                                       Company
Advisor's Edge Variable Annuity, Advisor's Edge Select Variable Annuity, Dimensional Variable Annuity                  People's
                                                                                                                       Benefit  Life
                                                                                                                       Insurance
                                                                                                                       Company
LPLA Separate Account One, FSL Separate Account M                                                                      Fidelity
                                                                                                                       Security Life
                                                                                                                       Insurance
                                                                                                                       Company
Kansas City Life Insurance Company Variable Annuity  Separate  Account,  Kansas  City Life Insurance Company Universal Kansas   City
Life Separate Account                                                                                                  Life
                                                                                                                       Insurance
                                                                                                                       Company
Separate Account VA QNY, Separate Account VA-5NLNY, TFLIC Separate Account VNY, Flexible  Premium  Variable Annuity-E, Monumental
Distinct Assets Variable Annuity, Advisor's Edge NY Variable Annuity                                                   Life
                                                                                                                       Insurance
                                                                                                                       (part      of
                                                                                                                       Transamerica
                                                                                                                       Financial
                                                                                                                       Life)
First Variable Life Annuity Fund A, First Variable Life Annuity E, First Variable Life Annuity M, Separate Account VL  Protective
                                                                                                                       Life
                                                                                                                       Insurance
                                                                                                                       Company
Aetna Growth Plus, Aetna Marathon Plus, All Qualified Annuity Contracts, All Life Insurance Contracts                  Aetna    Life
                                                                                                                       Insurance   &
                                                                                                                       Annuity
                                                                                                                       Company
Triple Crown VA                                                                                                        Fortis
                                                                                                                       Benefits
                                                                                                                       (owned     by
                                                                                                                       Hartford Life
                                                                                                                       and   Annuity
                                                                                                                       Company)
Variable Life Separate Account                                                                                         Valley  Forge
                                                                                                                       Life
                                                                                                                       Insurance
                                                                                                                       Company
                                                                                                                       (became   CNA
                                                                                                                       Insurance


The addresses of the above listed contracts are:

      Aegon USA, Inc.:  Cedar Rapids, IA  52499-0002

      Aetna Life Insurance & Annuity Co., Hartford, CT 06156-0001

      Allstate Insurance Company: Northbook, IL 60062-7127

      CNA Insurance Companies: Nashville, TN, 37124-3439

      Fidelity Security Life Insurance Co: Kansas City, MO 64111-2406

      Kansas City Life Insurance Co.: Kansas City, MO 64121-9139

      Nationwide Insurance:  Columbus, OH 43215-2250

      Protective Life Insurance Company: Birmingham, AL 35283-0765

      Fortis:  C/O Hartford Life and Annuity Company, Simsbury,
            Connecticut  06089

      TransAmerica Life Insurance Co., Cedar Rapids, IA 52499

      People's Benefit Life Insurance Company, Cedar Rapids, IA 52499


     The Fund's annual report, which includes audited financial statements for the fiscal year ended December 31, 2007, was previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report. Requests for the annual report for the Fund may be made by writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1- 800-341-7400.

                                    PROPOSAL

APPROVAL OF REVISIONS TO THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION REGARDING
                                 CONCENTRATION


The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Fund to adopt certain specific investment limitations that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are referred to as "fundamental limitations". Under the 1940 Act, the Fund's concentration limitation must be a fundamental limitation.

Shareholders are being asked to approve a revision to the Fund's concentration limitation, such that the Fund would concentrate in the financial services industry. As a matter of non-fundamental policy, the financial services industry would be defined to include the groups of industries within the financial services sector; and the financial services sector would be defined to include banks, broker-dealers, and finance companies.

The Fund's Adviser anticipates that the proposed revision to the Fund's concentration limitation would result in increased yields because the Fund would be able to make an increased investment in obligations of non-domestic banks, and in commercial paper of bank holding companies. Such securities have become increasingly important as issuance of asset-backed securities has declined.

The Fund's current concentration limitation is as follows:

      "The Fund will not make investments that will result in the concentration of is investment in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in securities issued by companies operating in the finance industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry."


It is proposed that the concentration limitation of the Fund be revised to require the Fund to concentrate in the financial services industry. Upon approval by the Fund's shareholders, the Fund's fundamental investment limitation with regard to concentration would be as follows:

      "The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of it total assets in the financial services industry."






         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE FUND

1.    Proxies, Quorum and Voting at the Special Meeting

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the 1940 Act and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of the Fund is required to approve the Proposal.

      Insurance company separate accounts, as shareholders of the Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts ("Variable Contract Owners") of the separate accounts, and will vote the accounts' shares or other voting interests in the Fund in proportion to the voting instructions received. Each separate account is required to vote its shares of a Fund in accordance with instructions received from Variable Contract Owners. Each separate account is also required to vote shares of a Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Variable Contract Owners are permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners. Any Variable Contract Owner giving instructions will be advised by the investment company concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given ON THE PROXY, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

      If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal. All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

2.    Share Ownership of the Fund

Officers and Trustees of the Fund own less than 1% of the Fund's outstanding shares.

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund:

NAME AND ADDRESS OF BENEFICIAL OWNER    AMOUNT AND NATURE OF    PERCENT OF FUND
                                        BENEFICIAL OWNERSHIP

3.

4.    Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

      OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Insurance Series, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary
April 15, 2008

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund may deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides so-called "householding", as permitted by applicable rules. The Fund's "householding" program covers Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty 60 days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted "implied consent", can revoke that consent and opt out of "householding" at any time and can request a separate copy of this proxy by contacting the Fund by mail at:
Federated Insurance Series, Federated Investors Tower, 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7010: or by calling the Fund at 1-800-864-1013. Shareholders who purchased shares through an intermediary should contact their representative.

                           FEDERATED INSURANCE SERIES

                         FEDERATED PRIME MONEY FUND II


INVESTMENT ADVISER
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

ADMINISTRATOR
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Cusip 313916504


XXXXXXX (4/08)


                                     FEDERATED PRIME MONEY FUND II

                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -
                                     JUNE 2, 2008



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Prime Money Fund II (the "Fund"), a portfolio of Federated Insurance Series (the "Trust"), hereby appoint Leslie Ross, Megen Clement , M. Allison Miller, Maureen Ferguson, Erin Dugan and Tara Raposa or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 2, 2008, at
5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.





Registration here

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.





           PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH



                         FEDERATED PRIME MONEY FUND II



            Proxy for Special Meeting of Shareholders - June 2, 2008



                  VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!





CALL: TO VOTE YOUR PROXY BY PHONE, CALL 1-866-751-6310 AND ENTER THE CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.



LOG-ON: TO VOTE ON THE INTERNET GO TO WWW.PROXYONLINE.COM AND ENTER THE CONTROL NUMBER FOUND ON THE REVERSE SIDE OF THIS PROXY CARD.



MAIL: TO VOTE YOUR PROXY BY MAIL CHECK THE APPROPRIATE VOTING BOX ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.







Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.





Shareholder sign here


Joint owner sign here


Date:
















    IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER'S VOTE IS
                                     IMPORTANT.



FEDERATED PRIME MONEY FUND II                               CONTROL NUMBER




                  WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

                    YOUR PROMPT ATTENTION WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.




 Please remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.













                                   FOLD HERE





TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ X ]




                                                                                                            FOR    AGAINST  ABSTAIN
PROPOSAL:                                                                                                 {square} {square} {square}
To amend the Fund's fundamental investment policy regarding concentration of its investment;:

















(BARCODE HERE)                 (TAGID HERE)                      (CUSIP HERE)






                                     - 11 -